Exhibit 99.2

Webster + Sterling

Creating Scale, Unlocking Growth and Value

•	Uniting strong banks with complementary strategies to create a powerhouse Northeast player with $63 billion in assets and $52 billion in deposits

•	Unlocking compelling revenue growth opportunities in commercial lending, health savings, fee-based businesses and consumer and digital banking

•	Delivering exceptional financial performance and accretion: 17% pro forma ROATCE, 1.40% pro forma ROAA, >20% GAAP EPS accretion to Webster, >10% GAAP EPS accretion to Sterling, and $440M in annual pro forma excess capital generation

•	Maintaining shared values and commitments to customers, communities, shareholders and employees

WATERBURY, CT and PEARL RIVER, NY – April 19, 2021 – Webster Financial Corporation (NYSE: WBS) ("Webster") and Sterling Bancorp (NYSE: STL) ("Sterling") jointly announced today that their boards of directors have approved by unanimous vote a definitive agreement under which the two companies will combine in an all-stock merger of equals transaction with a total market value of approximately $10.3 billion.

Under the terms of the agreement, Sterling will merge into Webster, and Sterling's shareholders will receive a fixed exchange ratio of 0.463 of a Webster share for each share of Sterling stock they own. Following the closing of the transaction, Webster shareholders will own approximately 50.4% of the combined company, and Sterling shareholders will own approximately 49.6%, on a fully diluted basis.

The combined company will retain the Webster name, establish a new corporate headquarters in Stamford, CT, and have a continued multi-campus presence in the greater New York City area and Waterbury, CT.

The pro forma company will be a powerhouse player in the Northeast with highly differentiated businesses in commercial banking, health savings and consumer and digital banking. Enhanced scale will unlock growth and value across each of these business lines.

•	Commercial banking unlocks a diversified, multi-billion dollar opportunity to grow regional and national C&I, commercial real estate and Sponsor & Specialty loans through expanding existing relationships and new clients.

•	HSA Bank, a division of Webster Bank and a top national provider of health savings accounts nationally, will benefit from increased capacity for growth and investment.

•	Consumer, small business and direct banking will benefit from local density and increased investment in digital capabilities.

"We are excited to combine the best of both companies to create an industry leader," said Jack L. Kopnisky, President & CEO of Sterling. "Webster and Sterling have much in common: distinguished client service, diversity of revenue, funding sources and assets, and disciplined capital allocation. The increased capabilities and scale of our two organizations are attractive propositions for our clients, communities, shareholders and colleagues."

"We are bringing together two high-performing organizations with strong cultural and business model alignment to create a powerhouse Northeast bank," said John R. Ciulla, Chairman, President & CEO of Webster. "This combination provides exceptional financial benefits and enables us to more aggressively invest in key businesses and activities to enhance value for our customers, our communities, our shareholders and our bankers."

Strategic Benefits of the Proposed Merger

•	Powerhouse Northeast Bank: Combined $63 billion in assets, $52 billion in deposits, and $42 billion in loans provides scale to deliver best-in-class financial performance and drive value for all stakeholders.

•	Highly Differentiated Businesses: Webster and Sterling have complementary businesses and strong franchises in commercial, health savings and consumer and digital banking. Relationship- and expertise-based commercial banking and a local presence are enhanced by national reach in both lending and deposit gathering, resulting in sustainable high performance and competitive advantages.

•	Significant Loan Growth Potential: The combined company’s Northeast footprint is the most densely populated in the nation. Through diversification and scale, commercial banking will unlock opportunities to grow relationships with existing clients and enhance operating leverage, particularly in commercial lending. Webster and Sterling’s niche national lending platforms contribute further growth, risk-adjusted returns and diversification.

•	Best-in-Class Deposit Franchise: Together, Webster and Sterling are strongly positioned with a low-cost, long-duration deposit base. The pro forma company will have 200+ financial centers in the Northeast market. In addition, it will benefit from the ability to more aggressively grow and invest in HSA Bank, a top health savings platform nationally with 12% market share and strong growth characteristics.

Financial Benefits of the Proposed Merger

•	Exceptional Profitability: The combined company is projected to generate a ROAA of 1.40% and ROATCE of 17% – among the strongest return profiles nationally.

•	Enhanced Revenue Growth Potential: Scale and diversification unlock compelling revenue growth opportunities by expanding selected commercial lending portfolios, aggressively growing HSA Bank, and enhancing digital banking offerings.

•	Strong GAAP EPS Accretion to Both Companies' Shareholders: >20% to Webster, >10% to Sterling, after realizing $120 million of projected cost savings.

•	Significant Excess Capital Generation: The combined company is projected to generate $440 million per year, or ~$2.50 per share, of excess capital after organic growth and dividends, available for both capital investments and share repurchases.

Governance and Leadership

Reflecting the equal contribution both partners bring to the combined company, the board and executive management team will draw from both sides:

•	Jack L. Kopnisky, President & CEO of Sterling, will serve as Executive Chairman of the combined company for 24 months after closing, and will continue in a consulting capacity for an additional 12 months thereafter.

•	John R. Ciulla, Chairman, President & CEO of Webster, will serve as President & CEO of the combined company until 24 months after closing, at which time he will become Chairman, President & CEO.

•	The combined company's executive management team will be comprised of executives from both companies, including Luis Massiani as Chief Operating Officer and Glenn I. MacInnes as Chief Financial Officer.

•	The board of directors of the combined company will have 15 directors, consisting of eight directors from Webster and seven directors from Sterling, including Jack L. Kopnisky and John R. Ciulla.

•	William L. Atwell, current lead independent director of Webster, will serve as lead independent director for 24 months after closing, after which the Lead Independent Director will be a legacy Sterling director.

Timing and Approvals

The merger is expected to close in the fourth quarter of 2021, subject to satisfaction of customary closing conditions, including receipt of required regulatory approvals and approval by the shareholders of each company.

Advisors

J.P. Morgan Securities, LLC acted as lead financial advisor to Webster and rendered a fairness opinion to its board of directors. Piper Sandler & Co. also rendered a fairness opinion to Webster's board. Wachtell, Lipton, Rosen & Katz is serving as legal counsel to Webster.

Citigroup Global Markets Inc. acted as lead financial advisor to Sterling and rendered a fairness opinion to its board of directors. Keefe, Bruyette & Woods, Inc. also rendered a fairness opinion to Sterling's board. Squire Patton Boggs (US) LLP is serving as legal counsel to Sterling.

Joint Conference Call and Webcast Details

Webster and Sterling will conduct a live conference call to discuss the transaction at 8:30 am Eastern Time today. To listen to the live call, please dial 877-407-8289 or 201-689-8341, for international callers. The webcast, along with related slides, will be available on the Webster website (www.wbst.com) and slides will be available on the Sterling website (www.sterlingbancorp.com). A replay of the conference call will be available for one week via the websites listed above, beginning at approximately 11:00 a.m. (Eastern) on April 19, 2021. To access the replay, dial 877-660-6853 or 201-612-7415, for international callers. The replay conference ID number is 13718870.

As a result of today's merger announcement, both companies have cancelled their previously scheduled 2021 first quarter earnings conference calls.

About Webster Financial Corporation

Webster Financial Corporation is the holding company for Webster Bank, National Association and its HSA Bank division. With $33.3 billion in assets, Webster provides business and consumer banking, mortgage, financial planning, trust, and investment services through 148 banking centers and 280 ATMs. Webster also provides mobile and online banking. Webster Bank owns the asset-based lending firm Webster Business Credit Corporation; the equipment finance firm Webster Capital Finance Corporation; and HSA Bank, a division of Webster Bank, which provides health savings account trustee and administrative services. Webster Bank is a member of the FDIC and an equal housing lender. For more information about Webster, including past press releases and the latest annual report, visit the Webster website at www.websterbank.com.

About Sterling Bancorp

Sterling Bancorp, whose principal subsidiary is Sterling National Bank, specializes in the delivery of services and solutions to business owners, their families and consumers within the communities it serves through teams of dedicated and experienced relationship managers. Sterling National Bank offers a complete line of commercial, business, and consumer banking products and services. For more information, visit the Sterling Bancorp website at www.sterlingbancorp.com.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Webster and Sterling, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and our business, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement between Webster and Sterling; the outcome of any legal proceedings that may be instituted against Webster or Sterling; delays in completing the transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the failure to obtain stockholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Webster and Sterling do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the transaction and integration of Webster and Sterling successfully; the dilution caused by Webster’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Webster and Sterling. Additional factors that could cause results to differ materially from those described above can be found in Webster’s Annual Report on Form 10-K for the year ended December 31, 2020, which is on file with the Securities and Exchange Commission (the “SEC”) and available on Webster’s investor relations website, https://webster.gcs-web.com/, under the heading “Financials” and in other documents Webster files with the SEC, and in Sterling’s Annual Report on Form 10-K for the year ended December 31, 2020, which is on file with the SEC and available on Sterling’s investor relations website, https://sterlingbank.gcs-web.com/investor-relations, under the heading “Financials” and in other documents Sterling files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Webster nor Sterling assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed transaction, Webster will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of Webster and Sterling and a Prospectus of Webster, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving Webster and Sterling will be submitted to Sterling’s stockholders and Webster’s stockholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND STOCKHOLDERS OF WEBSTER AND STOCKHOLDERS OF STERLING ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about Webster and Sterling, without charge, at the SEC’s website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Kristen Manginelli, Director of Investor Relations, Webster Financial Corporation, 145 Bank Street, Waterbury, Connecticut 06702, (203) 578-2202 or to Emlen Harmon, Managing Director, Investor Relations, Sterling Bancorp, Two Blue Hill Plaza, Second Floor, Pearl River, New York 10965, (845) 369-8040.

PARTICIPANTS IN THE SOLICITATION

Webster, Sterling, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Webster and Sterling in connection with the proposed transaction under the rules of the SEC. Information regarding Webster’s directors and executive officers is available in its definitive proxy statement relating to its 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 19, 2021, and other documents filed by Webster with the SEC. Information regarding Sterling’s directors and executive officers is available in its definitive proxy statement relating to its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 14, 2021, and other documents filed by Sterling with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.

STERLING BANCORP CONTACT:

Emlen Harmon, Managing Director – Investor Relations

212.309.7646